AMENDMENT NO. 1 TO PURCHASE AND SALE AGREEMENT

THIS AMENDMENT NO. 1 (this “Amendment”) to Purchase and Sale Agreement, dated as of May 10, 2014 (the “Agreement”), is made and entered into as of July 2, 2014, by and among Pittsburgh Glass Works, LLC, a Delaware limited liability company (the “Seller”) and Claims Services Group, Inc., a Delaware corporation (the “Buyer”). Capitalized terms used but not expressly defined in this Amendment shall have the meanings ascribed to such terms in the Agreement.

RECITALS

WHEREAS, the Seller, the Buyer, LYNX Services, L.L.C., a Kansas limited liability company, GTS Services, LLC, a Delaware limited liability company and, solely for purposes of Sections 5.1, 5.2, 5.3 and Article 11 of the Agreement, Solera Holdings, Inc. have previously executed and delivered the Agreement;

WHEREAS, Section 11.6 of the Agreement permits the Buyer and the Seller to amend or modify the Agreement provided such amendment or modification is expressed in writing and signed by the Buyer and the Seller; and

WHEREAS, the Buyer and the Seller hereto wish to amend the terms of the Agreement as set forth below.

NOW, THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.    Amendment to Schedule II of the Agreement. Schedule II of the Agreement is hereby deleted and replaced in its entirety to read as set forth on Exhibit A hereto.

SECTION 2.    Amendment to Schedule III of the Agreement. Schedule III of the Agreement is hereby deleted and replaced in its entirety to read as set forth on Exhibit B hereto.

SECTION 3.    Amendment to Schedule 2.1.2(d) of the Agreement. Schedule 2.1.2(d) of the Agreement is hereby amended to delete item #25 thereof and replace it in its entirety to read as follows:

“25. Cincinnati Bell Any Distance Direct Dedicated and Switched Voice Service Agreement between Cincinnati Bell Any Distance Inc. and PGW, dated January 21, 2010, as amended by Addendum #68387.2 to Dedicated & Switched Long Distance Agreement between Cincinnati Bell Any Distance Inc. and Pittsburgh Glass Works, dated April 13, 2010 and as further amended by Addendum #02400043, dated May 23, 2014.”

SECTION 4.    Amendment to Exhibit D of the Agreement. Exhibit D of the Agreement is hereby deleted and replaced in its entirety to read as set forth on Exhibit C hereto.

SECTION 5.    Amendment to Section 10.1.4 of the Agreement. Section 10.1.4 of the Agreement is hereby amended to delete “July 15, 2014” and replace it with “August 31, 2014”.

SECTION 6. Ratification of Agreement; Effect of Amendment. Except to the extent expressly modified herein, all of the terms, covenants and other provisions of the Agreement are hereby ratified and confirmed and shall continue to be in full force and effect in accordance with their respective terms. In the event of any conflict or inconsistency between the terms of this Amendment and the terms of the Agreement, the terms of this Amendment will control. From and after the date of this Amendment, all references to the Agreement (whether in the Agreement, in this Amendment or otherwise) shall refer to the Agreement as amended by this Amendment. For the avoidance of doubt, the parties hereto acknowledge and agree that references in the Agreement to “the date hereof” or “the date of this Agreement” or similar formulations shall mean May 10, 2014.

SECTION 7. Governing Law. This Amendment, and all claims arising in whole or in part out of, related to, based upon, or in connection herewith or the subject matter hereof, will be governed by and construed in accordance with the laws of the State of New York, without giving effect to any choice or conflict of law provision or rule that would cause the application of the laws of any other jurisdiction.

SECTION 8. Counterparts. This Amendment may be executed (including by facsimile or electronic transmission) by one or more of the parties hereto on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same amendment, it being understood that all parties need not sign the same counterpart.

SECTION 9. Interpretation. The headings contained in this Amendment are included for reference purposes only and shall not affect in any way the meaning or interpretation of this Amendment.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as an agreement under seal on the day and year first above written.

Seller:    PITTSBURGH GLASS WORKS, LLC
By: //Jeffrey Gronbeck______________________
Name: Jeffrey Gronbeck
Title: Authorized Person
Buyer:    CLAIMS SERVICES GROUP, INC.
By: //Jason Brady__________________________
Name: Jason Brady
Title: Authorized Person